Exhibit 10.2

December 21, 2017

KBSII 445 South Figueroa, LLC
c/o KBS Capital Advisors LLC
800 Newport Center Drive, Suite 700
Newport Beach, CA 92660
Attn: Hiep Diep

RE:    Loan No. 1003091; Request For Extension
Dear Sir or Madam,
Reference is made to that certain Loan Agreement, dated September 15, 2010, entered into by and among KBSII 445 South Figueroa, LLC, a Delaware limited liability company (“Borrower”), Wells Fargo Bank, National Association, as administrative agent (“Administrative Agent”), for its benefit and for the benefit of certain additional lenders (collectively, “Lenders”), and Lenders, as amended by a letter agreement dated September 15, 2015, as further amended by a Second Modification Agreement, dated as of September 23, 2016, and as further amended by a letter agreement dated September 15, 2017 (as the same may be amended, restated or replaced form time to time, the “Loan Agreement”), pursuant to which Administrative Agent and Lenders previously made a loan to Borrower in the principal amount of up to $119,300,000 (the “Loan”). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.
As of the date hereof, the “Maturity Date” of the Loan is January 12, 2018; provided, however, Borrower has now requested an extension of the Maturity Date to April 12, 2018. Administrative Agent and Lenders are willing to agree to the extension of the Maturity Date in accordance with the following.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower, Administrative Agent and Lenders hereby agree as follows:

1.	The effectiveness of this letter agreement (the “Letter Agreement”) is conditioned on satisfaction of the following conditions:

a.	Administrative Agent shall have received a fully-executed original of this Letter Agreement.

b.	Borrower shall have paid to Administrative Agent, for the ratable benefit of Lenders, an extension fee in the amount of $119,300.

2.
Subject to the satisfaction of the conditions precedent in Section 1 above, the defined term “Extended Maturity Date” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following:

“Extended Maturity Date – means April 12, 2018.”

3.	Except as modified hereby, the Loan Agreement remains in full force and effect, unmodified.

4.	This Letter Agreement may be executed in counterparts, each of which is an original, and all of which, taken together, constitutes a single instrument.
If you are in agreement with the terms hereof, please countersign this Letter Agreement in the space provided below.
Sincerely,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Lender

By:	/s/ Cole Zehnder

Name:	Cole Zehnder

Its:	Vice President

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Brian Sherlock

Name:	Brian Sherlock

Its:	V.P.

[Signatures Continue on Following Page]

AGREED AND ACKNOWLEDGED:

“BORROWER”

KBSII 445 SOUTH FIGUEROA, LLC,
a Delaware limited liability company

By:	KBSII REIT ACQUISITION XV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

“GUARANTOR”

KBS REIT PROPERTIES II, LLC,
a Delaware limited liability company

By:	KBS LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST II, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

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